UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2020

Biohaven Pharmaceutical Holding Company Ltd.

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38080	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Biohaven Pharmaceuticals, Inc.

215 Church Street

New Haven, Connecticut 06510

(Address of principal executive offices, including zip code)

(203) 404-0410

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Shares, no par value	BHVN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment and Restatement of Memorandum and Articles of Association

On April 16, 2020, the Board of Directors (the “Board”) of Biohaven Pharmaceutical Holding Company Ltd. (the “Company”) amended and restated the Company’s Amended and Restated Memorandum and Articles of Association (as so amended and restated, the “Restated Articles”) to expressly permit the Company, as the Board may determine in its discretion, to hold shareholder meetings solely or partially by means of remote communication, in any manner and to the extent permitted by the laws of the British Virgin Islands. The Restated Articles also expressly permit any person to participate in shareholder meetings through the use of remote communication, and such participation is treated as presence in person at that meeting.

The description of the Restated Articles is subject to and qualified in its entirety by reference to the full text of the Restated Articles, a copy of which is attached as Exhibit 3.1 and incorporated herein by reference.

Item 8.01 Other Events

On April 16, 2020, the Company issued a press release announcing that its annual meeting of shareholders to be held on April 30, 2020, will be held virtually. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
3.1	Amended and Restated Memorandum and Articles of Association of the Registrant.

99.1	Press Release of Biohaven Pharmaceutical Holding Company Ltd, dated April 16, 2020.

101	Pursuant to Rule 406 of Regulation S-T, the cover page information is formatted in iXBRL (Inline eXtensible Business Reporting Language).
104	Cover Page Interactive Data File (formatted in iXBRL in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 16, 2020

Biohaven Pharmaceutical Holding Company Ltd.

By:	/s/ Vlad Coric, M.D.
Vlad Coric, M.D.
Chief Executive Officer

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